Exchange Traded Concepts Trust

Range Nuclear Renaissance Index ETF

Summary Prospectus | December 18, 2023

Principal Listing Exchange for the Funds: NYSE Arca, Inc. | (Ticker Symbol: NUKZ)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.RangeETFs.com. You can also get this information at no cost by calling 855-RANGE88 (855-726-4388), by sending an e-mail request to RangeETFs@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated December 18, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Range Nuclear Renaissance Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Range Nuclear Renaissance Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.85%

1 Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund normally invests in securities comprising the Index. The Index is designed to track the performance of companies that are involved in the nuclear fuel and energy industry (the “Nuclear Industry”), particularly in the areas of (i) advanced reactors; (ii) utilities; (iii) construction and services; and/or (iv) fuel (“Nuclear Companies”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Nuclear Companies.

The universe of eligible index components consists of exchange-listed equity securities of Nuclear Companies including common stock, depositary receipts, and master limited partnerships (“MLPs”). Such companies are identified by Range Fund Holdings, LLC (the “Index Provider”) through the use of a proprietary selection methodology that includes a review of industry publications, sell side research, and fundamental research, as well as meetings with management. The companies are classified into one of the following categories:

•	Pure Play - Companies that currently or may in the future derive greater than or equal to 50% of revenues from business activities associated with the Nuclear Industry.
•	Pre-Revenue - Companies that have primary business operations in the business activities associated with the Nuclear Industry but do not currently generate revenues.
•	Diversified - Companies that derive greater than 0% but less than 50% of revenues from the business activities associated with the Nuclear Industry.

Companies eligible for inclusion based on their exposure to the Nuclear Industry are those companies that have publicly disclosed through regulatory filings (e.g., Form 10-K, 10-Q, 20-F, and 8-K filings), quarterly earnings reports, company presentations or official earnings conference call transcripts either that they currently provide or intend to provide or operate services in, to, or in connection with the Nuclear Industry. Companies that have made such public announcements through regulatory filings or other official communications are included in the Index because such announcements are an indication of the significance of what the company has held out as its current or future activities. In any event, there can be no guarantee that a company’s activities in the Nuclear Industry will become significant for the company or that its economic fortunes will be tied to such activities in the future. In constructing the Index, Nuclear Companies are divided among four buckets (advanced reactor, utilities, construction and services, and fuel) and each bucket is capped as follows: 30% advanced reactor securities; 30% utilities securities; 35% construction and services securities; and 20% fuel securities. The components within each of these buckets are weighted according to market capitalization. A single security cap of 10% is applied for Pure Play securities and Pre-Revenue securities. Diversified securities are subject to a single security cap of 3%. Any single security that does not reach a 1% allocation is excluded. If a bucket or security cap is reached, excess weight is distributed proportionately among uncapped securities. No more than five securities in the Index have a weight over 4.75% and the aggregate weight of all components with a weight greater than 5% is capped at 49.5%.

To the extent the Index includes securities of MLPs, the aggregate exposure to such MLPs is capped at 25%. Special Purpose Acquisition Company (SPAC) targets are eligible for inclusion once they are trading on a public exchange as the target entity, provided they meet all other eligibility criteria. The Index consists of securities of issuers from around the world including emerging markets countries, but excludes issuers domiciled and/or listed on exchanges in China or Russia. There is no limitation on the amount of foreign or emerging market securities that may be included in the Index. As of December 1, 2023, a significant portion of the Index consisted of securities of United States issuers.

To be initially included in the Index, the market capitalization of a company must be at least $100 million, and to remain in the Index a company must maintain a minimum market capitalization of $50 million. As of December 1, 2023, the Index was comprised of 31 component securities.

The Index is reconstituted and rebalanced on a semi-annual basis at the end of March and September. Deletions from the Index may be made at any time due to changes in business, mergers, acquisitions, bankruptcies, suspensions, de-listings and spin-offs. New constituents will not be added to the Index in between rebalances. The Index is unmanaged and cannot be invested in directly.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”) generally uses a replication methodology, meaning it invests in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of December 1, 2023, the Index was not concentrated in any industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of December 1, 2023, a significant portion of the Index consisted of companies in the Energy Sector.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index, oversight of the implementation of the index methodology, and changes in classification of the securities in the Index (such as from Pre-Revenue to Pure Play, for example).

The Index is calculated and published by Indxx, LLC (the “Index Calculator”). The Index Calculator is responsible for implementing the semi-annual rebalance and reconstitution and monitoring and implementing any adjustments, additions and deletions to the Index based on the index methodology and certain corporate actions, such as initial public offerings, mergers, acquisitions, bankruptcies, suspensions, de-listings, tender offers and spin-offs. Neither the Index Provider nor the Index Calculator is affiliated with each other or with the Fund or the Adviser.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Exchange Rate Risk. To the extent the Fund invests in securities denominated in non-U.S. currencies, changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipt Risk. Depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are subject to the risks associated with investing directly in foreign securities. In addition, investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of December 1, 2023, a significant portion of the Index consisted of securities of United States issuers.

Investing in the United States Risk. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. The list below is not a comprehensive list of the industries to which the Fund may have exposure over time and should not be relied on as such. As of December 1, 2023, the Index was not concentrated in any industry.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies or the market as a whole. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to NAV, possibly face delisting, and may experience wide bid-ask spreads: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Master Limited Partnership Risk. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Methodology Risk. The Fund seeks to track the performance of stocks of companies selected using a methodology developed by the Index Provider. No assurance can be given that companies selected according to the methodology will outperform stocks of other companies. Moreover, there is no guarantee that the methodology will generate or produce the intended results.

Micro-Capitalization Risk. The micro-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Non-Diversification Risk. The Fund is non-diversified under the 1940 Act, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry, or sector unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Risk of Investing in Nuclear Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of nuclear companies. Nuclear companies may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, nuclear companies are subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of nuclear energy companies may decline with a corresponding impact on earnings.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. As of December 1, 2023, a significant portion of the Index consisted of companies in the Energy Sector.

Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Adviser

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeem shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities constituting a substantial replication, or a representation, of the securities included in the Fund’s Index and a specified cash payment. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.RangeETFs.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.